UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2010

WESTAMERICA BANCORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9383	94-2156203
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1108 Fifth Avenue San Rafael, California	94901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets

On August 20, 2010, Westamerica Bancorporation announced its subsidiary bank, Westamerica Bank, purchased from the Federal Deposit Insurance Corporation substantially all the assets and assumed substantially all the liabilities of Sonoma Valley Bank. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A copy of the purchase and assumption agreement is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

99.1 Press release dated August 20, 2010
99.2 Purchase and assumption agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/ JOHN “ROBERT” THORSON
John “Robert” Thorson
Senior Vice President and Chief Financial Officer
August 26, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 20, 2010
99.2	Purchase and assumption agreement